                         [FORM OF STOCK CERTIFICATE]
                                                                     Exhibit 4.2

                  BOARD OF TRADE OF THE CITY OF CHICAGO, INC.
COMMON SHARES                                                      COMMON SHARES

                  BOARD OF TRADE OF THE CITY OF CHICAGO, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CLASS B COMMON STOCK, SERIES B-[_]                   CUSIP:
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that

                                [LOGO OF CBOT]

is the record holder of

    FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS B COMMON STOCK, PAR VALUE
       $0.001 PER SHARE, OF BOARD OF TRADE OF THE CITY OF CHICAGO, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. [This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.]

In Witness Whereof the Corporation has caused this Certificate to be executed and attested to by the manual or facsimile signatures of its duly authorized officers, under a facsimile of its corporate seal to be affixed hereto.


/s/                               [CBOT Seal]                  /s/
   -------------                                                   -------------
     SECRETARY                                                       PRESIDENT


[COUNTERSIGNED AND REGISTERED:

Transfer Agent and Registrar

By:
          Authorized Officer]

                  Board of Trade of the City of Chicago, Inc.

     Upon request the Corporation will furnish any holder of shares of class B Common Stock of the Corporation, without charge, with a full statement of the powers, designations, preferences, and relative, participating, optional or other special rights of any class or series of capital stock of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN  - as joint tenants with right
               of survivorship and not as
               tenants in common

     UNIF GIFT MIN ACT - ____________ Custodian ____________
                           (Cust.)                (Minor)
                         under Uniform Gifts to Minors Act

                         ___________________________________
                                      (State)

    Additional abbreviations may also be used though not in the above list.

For value received, _____________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


-------------------------------------------------------------------------------
                 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                    INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Shares of the common stock represented by this Certificate, and does hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated ______________________________

In the presence of

X __________________________________   X _______________________________________

                              THE SIGNATURE TO THIS ASSIGNMENT SHOULD CORRESPOND
                      NOTICE: WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                              CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                              ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



By __________________________________________________

   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
   GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
   AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
   MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEED
   MEDALLION PROGRAM), PURSUANT TO SEC RULE 17aD-15.